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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) November 7, 2002



                         CLICKSOFTWARE TECHNOLOGIES LTD.
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               (Exact Name of Registrant as Specified in Charter)


             Israel                     000-30827               Not applicable
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
          Incorporation)                                     Identification No.)




                   34 Habarzel Street, Tel Aviv 69710, Israel
(Address of Principal Executive Offices)                        (Zip Code)
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       Registrant's telephone number, including area code (972-3) 765-9400
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Reference is made to the Form 8-K filed by the Company on October 28, 2002. The fourth paragraph under the heading "Change in Registrant's Certifying Accountant" is hereby replaced by the following two paragraphs:

Additionally, except to the extent discussed below, during the Company's two most recent fiscal years and through the date of this Current Report on Form 8-K, there were no disagreements between the Company and Luboshitz Kasierer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Luboshitz Kasierer's satisfaction, would have caused Luboshitz Kasierer to make reference to the subject matter of the disagreement in connection with its reports. Furthermore, there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

During fiscal year 2001, the Company entered into an agreement to sell certain receivables to a bank. As a result of the sale, the Company's management believed that it was appropriate to reduce accounts receivable in the Company's financial statements and to increase cash to reflect proceeds of the sale. Because the language in the agreement with the bank provided the bank with recourse to the Company in the event the receivables could not be collected, Luboshitz Kasierer recommended that the receivables sold continue to be recorded as receivables and not cash. Following discussions between the Company's management and audit committee and Luboshitz Kasierer in connection with the audit of the Company's financial statements for the year ended December 31, 2001, the Company accepted the recommendation of Luboshitz Kasierer. The Company has authorized Luboshitz Kasierer to respond fully to the inquiries of Brightman Almagor concerning the subject matter of this disagreement.


ITEM 5. OTHER EVENTS

Attached hereto and incorporated by reference herein is a letter sent by Luboshitz Kasierer & Co., the Company's current auditors, with respect to the Form 8-K filed by the Company on October 28, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1 Letter from Luboshitz Kasierer & Co. to the Securities and Exchange Commission, dated November 7, 2002.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ClickSoftware Technologies Ltd.
                                                           (Registrant)


Date: November 12, 2002                          By: /s/ Moshe Benbassat
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                                                 Name: Moshe BenBassat
                                                 Title: Chairman and Chief
                                                 Executive Officer